Trade and other receivables	12 Months Ended
Jun. 30, 2021
Trade and other receivables
Trade and other receivables

18.    Trade and other receivables

The carrying amount of trade and other receivables approximates their fair value due to their short-term nature. The trade and other receivables are non-interest bearing. The maximum credit risk at the balance sheet date, which corresponds to the carrying amount of trade and other receivables, was taken into account in accordance with IFRS 9 when measuring the allowance for expected credit losses. Information about the impairment of trade and other receivables and Mytheresa Group’s exposure to credit risk, currency risk and interest rate risk can be found in Note 28.

Trade accounts receivables are partially pledged under Mytheresa Group’s revolving credit facilities.